(THE OLSTEIN FUNDS LOGO)

(The Olstein Financial Alert Fund Logo)

ANNUAL REPORT
August 31, 1998

(THE OLSTEIN FINANCIAL ALERT FUND LOGO)
President's Message                                              September 1998

Dear Shareholder:

Let's explore the good news vs. the bad news. In 1997, the Olstein Financial Alert Fund appreciated (good news). Year-to-date through August 31, 1998, the Fund declined (bad news). The Fund owns securities that the Investment Manager, Olstein & Associates, L.P., believes are undervalued (good news). The Fund purchased some of these securities too early (bad news). The bottom line is we believe the Fund owns a portfolio of undervalued securities that could provide a unique opportunity for its shareholders to achieve long-term capital appreciation over the next three to five years.

Let's face it, no one likes to see his or her investments selling below their purchase price. Shareholders want their investment in the Fund to appreciate daily. So do we! Our money is invested alongside yours. However, we doubt an investment manager exists who can provide their clients with appreciation on a daily basis.

FALSE EXPECTATIONS

False expectations are dangerous to your investment health. Although disdained, volatility is a necessary evil that must be tolerated when committing to a diversified, long-term equity portfolio. While this volatility can create anxiety, it creates potential opportunities for future long-term capital appreciation. A portfolio must be managed with one's head, not with one's emotions. We believe that attempts to control volatility when buying securities that are becoming undervalued in response to some type of pessimism surrounding the company is virtually impossible. Non-recurring events that are not predictable sometimes take the price of a stock far lower than even we imagine. It may take some time to change the negative psychology surrounding a company. However, value cannot exist unless there is some deviation between the market price as assessed by Wall Street and our calculation of a company's private market value.

The greed factor has motivated investors to become reckless, driving some securities that have been market leaders to unrealistic levels. Mesmerized by 20% plus annual returns, investors have left the field of reality. An investor might have asked, "Why should I earn 5% in a money market fund when I can get a 20% to 30% 'yield' in the stock market?" Periods of negative market psychology produce sharp corrections, even in good stocks, and is a risk investors must face at all times. The worst time to be short of cash is when the market is falling and all of your money is invested in stocks. Thus, it is prudent for safe money to be available for a rainy day so that short-term decisions and cash emergencies are not detrimental to your long-term investment goals. The Fund has always maintained cash positions to take advantage of deviations between our calculation of a stock's private market value and its valuation by the marketplace, which may be caused by non-recurring events.

We view cash and low-risk fixed income as an insurance policy to smooth out the volatility that may occur in the equity market. A lower-risk fixed income portfolio (which may include cash) may ease an investor's anxiety, thereby reducing the likelihood of making short-term decisions that prevent our investors from being right "over time" (three to five years) in their futile attempt to be right "all of the time." Although the probability of fixed income returns beating equity returns over three to five year periods is not high, the fixed income portfolio increases the probability that shareholders will stay the course.

TEMPORARY VS. PERMANENT LOSSES

It is important to understand that, in selecting stocks for the Fund's portfolio, we cannot guarantee against the loss of capital. However, there is a difference between a temporary loss of capital and a permanent loss of capital.

The Investment Manager defines temporary loss of capital as market fluctuations, which generate unrealized losses in stocks owned by the Fund during the first two years of ownership and are unrelated to valuation changes caused by fluctuations in our cash flow expectations. Our long-term values are based on an assessment of a company's expected cash earnings over a three-year time period. Market psychology goes through schizophrenic changes in reaction to the latest crisis or economic event, resulting in short-term price fluctuations in individual securities that have no correlation to our long-term valuation of companies. Investors are usually consumed by the events of the moment and rarely look beyond their current feelings of either fear or jubilation. Value needs time to emerge. We define permanent loss of capital as the probability that a stock will be selling below its purchase price three years into the future.

PATIENCE IS A VIRTUE

In our previous letter (June 30, 1998 shareholder letter) we discussed our belief that Coca-Cola's stock price was overvalued, yet it has taken the Asian crisis to shake the perception that Coca-Cola was immune to economic events, and could grow at 18% annually forever. We stated that Coca-Cola is a great company, but its stock price bore little resemblance to its ability to produce earnings and/or cash flow for its investors. Members of the "Coca-Cola cult" rebutted our arguments by stating that you never have to sell Coca-Cola because of the dependability of its earning stream. Well, the reality has set in that Coca-Cola is vulnerable and not growing at 18% per year, and not immune to international problems. Many investors in Coca-Cola have seen their investment decline 37% from its recent high of $89 per share on July 15, 1998. In our opinion, Coca-Cola's stock is now beginning to reflect a better association between its stock price and our assessment of its ability to produce cash flow.

In September 1993, in my quarterly newsletter to our private clients, we concluded that, based on an analysis of financial statements, Intel was significantly cheaper than Motorola. The purpose of the report was to demonstrate our methodology for reaching purchase decisions. Over the ensuing 15 months, Intel's stock price barely moved, whereas Motorola's stock price appreciated approximately 30%. If I could find the nearest rock to hide under, I would have hibernated for the entire 15 months. As of today (five years later), an investor in Intel would have multiplied his or her investment six times, whereas Motorola has fallen below its September 1993 stock price. Although our private clients experienced pain for 15 months, the market eventually discounted the differences that we saw five years ago. Patience is the greatest virtue a value investor can adopt.

Momentum investors and short-term traders have been controlling the markets for the past few years, and price swings have been more dramatic. We believe the current market volatility is going to eliminate a lot of momentum investors and short-term traders. Perhaps the demise of momentum investors and short-term traders will bring about a better relationship between a stock's price and our calculation of its private market value, based on our assessment of a company's ability to produce cash flow. We believe that our philosophy can thrive in an environment that is based on reason as opposed to a gambling casino mentality.

REVIEW OF SELECTED PORTFOLIO HOLDINGS

The Internet revolution is upon us, creating tremendous need for increased bandwidth, computer capability and related peripheral equipment. The Fund has purchased companies that are expected to participate in the build-up of infrastructure, which must take place worldwide, in order to accommodate the new communication revolution. Many of these companies have been recently impacted by the Asian crisis, creating an opportunity for the Fund to purchase these stocks at what the Investment Manager believes are advantageous prices. The companies selected for the Fund's portfolio have impeccable financial statements, have experienced some recent earnings disappointments, generate excess cash flow, and are selling at a discount to the Investment Manager's calculation of private market value. Companies included in this group are:
Texas Instruments (a computer communications chip company), Seagate Technology (a disk drive manufacturer) and Corning (fiber optics).

Another interesting area of value is the airline industry. Airline stocks continue to sell at prices that are discounting a potential serious downturn that has occurred in previous economic cycles. We believe that the airlines have adopted more sound fiscal management and are no longer in a suicidal expansion game. We believe that Delta Airlines and AMR Corp. are examples of airline stocks that are undervalued, generating excess cash flow, and are adequately capitalized to weather the next downturn if and when it develops.

The babyboomers are reaching the "motor home" age. We have invested in a portfolio of undervalued motor home manufacturing companies (Winnebago Industries, Inc., Coachmen Industries, Inc. and Thor Industries, Inc.), which also generate excess cash flow and possess solid balance sheets.

New management has taken over at Reader's Digest Association, Inc. and is expected to modernize its operations and take advantage of this underutilized franchise. Currently, there is no debt, and we believe the company is capable of generating excess cash flow. Reader's Digest stock, currently selling for under $20 per share, is down from a high of $50 in 1996 and is selling at a meaningful discount to our calculation of private market value.

We also do not believe that oil and steel prices, which have been negatively affected by the Asian turmoil, will remain at these levels forever. Opportunity exists to purchase stocks for the Fund's portfolio that should capitalize on this temporary condition. Examples of these opportunities include:
Schlumberger, Tidewater, LTV, Rowan Drilling, and NSS Steel.

Other stocks of interest to the Investment Manager include Univision, the leading Spanish language television broadcaster in the United States. Univision represents an opportunity for the Fund to participate in the growth of the Spanish speaking population in the United States. Cablevision Industries represents an opportunity to participate in the Internet connectivity boom, and we believe Cablevision is very close to generating excess cash flow not yet realized by the marketplace.

BALANCE IS REQUIRED

During times of optimism (i.e., 5 months ago) the pundits were saying that stocks were the only place to be. Now, during times of pessimism, these same pundits are running for cover. In reality, balance is required. There are three important points to remember:

   1. Do not let stock market volatility knock you off your investment course.
   2. Set risk by allocating your ratio of equities to fixed income (always keep some "safe cash" available).
   3. Stick to your equity philosophy, which is difficult to do when it is not working (Worry about permanent loss of capital more than a possible temporary loss of capital).

Adhering to your investment philosophy during times of negative market psychology is important to your long-term investment health. Unfortunately, your philosophy will probably not provide the desired results in the short-term when fear and/or greed eliminate rational thinking from the marketplace. Yet, this irrationality may set up meaningful opportunities for possible future profits. We believe the conditions currently exist for our philosophy to achieve the Fund's objective of long-term capital appreciation over the next three to five years. Remember "pessimism" produces the prices that are necessary for value to occur.

We appreciate your trust and welcome any comments you may have.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
President


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT*<F1>

This table displays, on a quarterly basis, the Fund's net asset value per share, distributions, and the value of $10,000 invested in the Fund at the time of its inception. (Assumes all distributions were reinvested and no shares were redeemed.)
                                                      VALUE OF SHARES OWNED,
                    NET ASSET VALUE                    IF INITIAL INVESTMENT
     DATE              PER SHARE      DISTRIBUTIONS         WAS $10,000
     -----         -----------------  -------------   ----------------------
     9/21/95            $10.00                                $10,000
     9/30/95             10.01                                 10,010
    12/31/95             10.25             $0.011              10,261
     3/31/96             10.87                                 10,882
     6/30/96             11.45                                 11,462
     9/30/96             11.70                                 11,713
    12/31/96             11.71              1.032              12,760
     3/31/97             12.23                                 13,327
     6/30/97             13.40                                 14,602
     9/30/97             15.83                                 17,250
    12/31/97             12.81              2.900              17,205
     3/31/98             14.78                                 19,851
     6/30/98             13.75                                 18,468
     9/30/98             11.54                                 15,499

  *<F1>   PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  The above chart assumes no redemptions. Redemptions may be subject to a Contingent Deferred Sales Charge (CDSC) if made within two years of the investment of such funds. The Fund's average annual return for the one year period and since inception through September 30, 1998, assuming the deduction of the Fund's maximum CDSC for redemptions at the end of the one year period (2.50%), was -12.41% and 15.56% respectively. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost. This letter must be preceded or accompanied by a current prospectus. Please review the prospectus prior to investing in the Fund.

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/98. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CDSC REDEMPTION FEES.

          AVERAGE ANNUAL TOTAL RETURN
         ----------------------------
                                     1 YEAR            INCEPTION
                                     ------            ---------
Olstein Financial Alert*<F2>        (11.58%)             13.73%
Lipper Index**<F3>                   (4.40%)              8.92%
S&P 500***<F4>                        8.09%              20.34%

Date     Olstein Financial Alert Fund       S&P 500       Lipper Index
9/21/95            $10,000                  $10,000          $10,000
8/31/96             11,222                   11,353           10,770
8/31/97             16,116                   15,968           13,457
8/31/98             14,612                   17,260           12,865

  *<F2> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
  **<F3> Lipper Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
  ***<F4> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

Schedule of Investments                                          August 31, 1998

                                                                    Value
                                                     Shares       (Note 2)
                                                     ------        -------
COMMON STOCKS - 73.2%
 AEROSPACE & AIRCRAFT - 0.5%
  Lockheed Martin Corporation                         12,500     $ 1,092,969
                                                                ------------
 AGRICULTURAL TECHNOLOGY - 1.3%
  Pioneer Hi-Bred International, Inc.                 82,000       2,767,500
                                                                ------------
 AIR TRANSPORTATION - 5.2%
  AMR Corporation *<F5>                               78,500       4,278,250
  Delta Air Lines, Inc. (1)<F6>                       61,700       6,293,400
                                                                ------------
                                                                  10,571,650
                                                                ------------
 AUTOS & TRUCKS - 1.1%
  General Motors Corporation                          18,000       1,039,500
   Thor Industries, Inc.                              58,900       1,211,131
                                                                ------------
                                                                   2,250,631
                                                                ------------
 BUILDING & HOUSING - 1.9%
   Champion Enterprises, Inc. *<F5>                   29,000         677,875
   Skyline Corporation                                34,600         977,450
   Southdown, Inc.                                    51,900       2,192,775
                                                                ------------
                                                                   3,848,100
                                                                ------------
 BUSINESS MACHINES & SOFTWARE - 0.6%
   Xerox Corporation                                  13,000       1,141,563
                                                                ------------
 CHEMICALS & ALLIED PRODUCTS - 0.4%
   Brunswick Technologies, Inc. *<F5>                100,000         731,250
                                                                ------------
 COMMUNICATIONS & MEDIA - 0.8%
   Univision Communications Inc. *<F5>                60,000       1,597,500
                                                                ------------
 COMPUTERS - 3.0%
   Compaq Computer Corporation                        60,000       1,676,250
   Seagate Technology, Inc. *<F5>                    260,000       4,550,000
                                                                ------------
                                                                   6,226,250
                                                                ------------
 ELECTRICAL EQUIPMENT - 7.1%
   Applied Materials, Inc. *<F5>                      62,500       1,535,156
   KLA-Tencor Corporation *<F5>                      156,000       3,315,000
   Novellus Systems, Inc. *<F5>                      132,500       3,527,813
   Pittway Corporation - Class A                      55,700       2,088,750
   Veeco Instruments Inc. *<F5>                      178,000       4,027,250
                                                                ------------
                                                                  14,493,969
                                                                ------------
 ELECTRONICS - 9.7%
   Corning Inc. (1)<F6>                              155,000       3,816,875
   Dupont Photomasks, Inc. *<F5>                     133,700       3,660,037
   Optek Technology, Inc. *<F5>                      125,000       2,117,188
   Texas Instruments Incorporated                    138,300       6,595,181
   Varian Associates, Inc.                           104,500       3,559,531
                                                                ------------
                                                                  19,748,812
                                                                ------------
 ENTERTAINMENT & LEISURE - 1.0%
   Anchor Gaming                                      43,500       2,088,000
                                                                ------------
 FINANCIAL SERVICES - 2.3%
   Donaldson, Lufkin & Jenrette, Inc.                 16,000         560,000
   The John Nuveen Company - Class A                  36,100       1,231,912
   Lehman Brothers Holdings Inc.                      13,000         511,875
   Merrill Lynch & Co., Inc.                           8,500         561,000
   Paine Webber Group Inc.                            53,250       1,850,438
                                                                ------------
                                                                   4,715,225
                                                                ------------
 FOOD, BEVERAGES & TOBACCO - 3.7%
   Philip Morris Companies Inc. (1)<F6>              161,000       6,691,562
   J.M. Smucker Company - Class B                     44,300         930,300
                                                                ------------
                                                                   7,621,862
                                                                ------------
 FURNITURE & FIXTURES - 2.9%
   CompX International, Inc.                         173,400       2,958,638
   Ethan Allen Interiors Inc.                         92,800       3,016,000
                                                                ------------
                                                                   5,974,638
                                                                ------------
 HEALTHCARE SERVICES & SUPPLIES - 0.8%
   CONMED Corporation *<F5>                           77,500       1,574,219
                                                                ------------
 METALS & MINERALS - 3.9%
   Cleveland-Cliffs Inc.                              28,800       1,051,200
   Lawson Products, Inc.                              78,000       1,691,625
   LTV Corporation                                   605,000       3,289,687
   NS Group, Inc.                                    332,300       1,973,031
                                                                ------------
                                                                   8,005,543
                                                                ------------
 OIL & GAS SERVICES - 1.3%
   Tidewater Inc.                                     73,000       1,533,000
   UTI Energy Corp. *<F5>                            169,900       1,114,969
                                                                ------------
                                                                   2,647,969
                                                                ------------
 PAPER & FOREST PRODUCTS - 4.3%
   Boise Cascade Corporation                         181,000       4,423,188
   Champion International Corporation                 96,000       3,168,000
   Weyerhaeuser Company                               33,000       1,239,562
                                                                ------------
                                                                   8,830,750
                                                                ------------
 PRINTING & PUBLISHING - 3.1%
   The Reader's Digest Association, Inc. - Class A   162,000       3,179,250
   The Reader's Digest Association, Inc. - Class B   154,500       3,128,625
                                                                ------------
                                                                   6,307,875
                                                                ------------
 RAILROADS - 1.8%
   Florida East Coast Industries, Inc.               108,000       2,524,500
   The St. Joe Company                                53,000       1,063,312
                                                                ------------
                                                                   3,587,812
                                                                ------------
 RETAIL - 2.6%
   Sbarro, Inc.                                       75,000       1,485,938
   Tiffany & Co.                                     103,400       3,845,187
                                                                ------------
                                                                   5,331,125
                                                                ------------
 SEMICONDUCTORS - 5.7%
   Altera Corporation *<F5>                          108,000       3,145,500
   Lattice Semiconductor Corporation *<F5>            95,000       2,285,938
   SDL, Inc. *<F5>                                    33,000         561,000
   TriQuint Semiconductor, Inc. *<F5>                190,000       2,897,500
   Xilinx, Inc. *<F5>                                 92,500       2,821,250
                                                                ------------
                                                                  11,711,188
                                                                ------------
 TELECOMMUNICATIONS - 0.9%
   Sprint Corporation                                 28,000       1,877,750
                                                                ------------
 TELECOMMUNICATIONS EQUIPMENT - 1.7%
   Superior TeleCom Inc.                              91,000       3,469,375
                                                                ------------
 TEXTILES & APPAREL - 1.7%
   Liz Claiborne, Inc.                               120,200       3,425,700
                                                                ------------
 TRANSPORTATION EQUIPMENT - 1.3%
   Coachmen Industries, Inc.                         142,500       2,662,969
                                                                ------------
 TRAVEL & RECREATION - 2.6%
   Hilton Hotels Corporation                         112,700       2,338,525
   Winnebago Industries, Inc.                        282,600       2,967,300
                                                                ------------
                                                                   5,305,825
                                                                ------------
          TOTAL COMMON STOCKS (Cost $177,826,838)                149,608,019
                                                                ------------
                                                   Principal
                                                     Amount
                                                    --------
SHORT-TERM INVESTMENTS - 17.1%
 MUTUAL FUNDS - 0.5%
   Firstar Institutional Money Market Fund       $   998,297         998,297
                                                                ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.6%
   Federal Home Loan Bank:
     5.23%, 9/02/1998 (2)<F7>                      7,000,000       6,998,983
     5.24%, 9/09/1998 (2)<F7>                     12,900,000      12,884,979
   Federal Farm Credit Bank:
     5.24%, 9/01/98                                5,200,000       5,200,000
     5.37%, 9/04/98 (2)<F7>                        6,800,000       6,797,008
 Federal Agriculture Mortgage
   5.34%, 9/08/1998 (1)<F6>                        2,000,000       1,997,923
                                                                ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          33,878,893
                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $34,877,190)                                             34,877,190
                                                                ------------
TOTAL INVESTMENTS - 90.3%
   (COST $212,704,028)                                          $184,485,209
                                                                ------------
SECURITIES SOLD SHORT - (3.0%)
  (PROCEEDS $9,671,415)                                           (6,193,199)
OTHER ASSETS, LESS
  LIABILITIES - 12.7%                                             26,030,967
                                                                ------------
NET ASSETS - 100.0%                                             $204,322,977
                                                                ------------
                                                                ------------

*<F5>     Non-income producing security.
(1)<F6> All or a portion of the securities have been designated as collateral for open short positions.
(2)<F7>   Securities designated for equity swap contract.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                                August 31, 1998
                                                                     Value
                                                    Shares         (Note 2)
                                                    ------      --------------
SECURITIES SOLD SHORT
 COMMUNICATIONS & BROADCASTING
   Tel-Save Holdings, Inc.                            27,000      $  405,000
                                                                  ----------
 MANUFACTURING
   Advanced Lighting Technologies, Inc.               14,000         227,500
   Biomet, Inc.                                       16,500         443,438
   Catalytica, Inc.                                   35,000         360,937
   CopyTele, Inc.                                     20,000          30,000
   Itron, Inc.                                        30,000         281,250
   Roberts Pharmaceutical Corporation                 19,000         325,375
   Sunbeam Corporation                                37,000         277,500
   Zonagen, Inc.                                      16,000         235,000
   Zoltek Companies, Inc.                             17,500         227,500
                                                                  ----------
     TOTAL MANUFACTURING                                           2,408,500
                                                                  ----------
 SERVICES
   Acxiom Corporation                                 24,000         481,500
   American HomePatient, Inc.                         20,000         122,500
   Analytical Surveys, Inc.                           13,000         201,500
   Cerner Corporation                                 23,000         507,438
   Complete Management, Inc.                          33,300          47,869
   Engineering Animation, Inc.                         3,000         110,625
   Integrated Health Services, Inc.                    7,500         145,312
   Open Market, Inc.                                  16,000         137,000
   Pre-Paid Legal Services, Inc.                       9,000         199,687
   SS&C Technologies, Inc.                            23,000         343,563
   Sapient Corporation                                14,500         566,406
   Shared Medical Systems Corporation                  7,000         373,625
                                                                  ----------
     TOTAL SERVICES                                                3,237,025
                                                                  ----------
 WHOLESALE & RETAIL TRADE
   Boston Chicken, Inc.                               40,500          39,234
   Einstein/Noah Bagel Corp.                          51,720         103,440
                                                                  ----------
     TOTAL WHOLESALE & RETAIL TRADE                                  142,674
                                                                  ----------
   TOTAL SECURITIES SOLD SHORT
     (PROCEEDS $9,671,415)                                        $6,193,199
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                              August 31, 1998

ASSETS:
  Investments, at value (cost $212,704,028)                        $184,485,209
  Cash                                                                   24,002
  Receivable from broker for proceeds on securities sold short        9,793,891
  Receivable for investments sold                                    31,794,917
  Capital shares sold                                                   147,004
  Dividends and interest receivable                                     150,325
  Other receivables                                                       9,422
  Organization costs, net of accumulated amortization                    43,818
  Other assets                                                           27,673
                                                                   ------------
         Total Assets                                               226,476,261
                                                                   ------------
LIABILITIES:
  Securities sold short, at value (proceeds of $9,671,415)            6,193,199
  Payable for securities purchased                                   12,243,393
  Capital shares redeemed                                             2,861,796
  12b-1 fee payable                                                     422,604
  Payable to Adviser                                                    203,823
  Accrued expenses and other liabilities                                228,469
                                                                   ------------
         Total Liabilities                                           22,153,284
                                                                   ------------
NET ASSETS                                                         $204,322,977
                                                                   ------------
                                                                   ------------
NET ASSETS CONSIST OF:
  Capital stock                                                     217,310,143
  Accumulated undistributed net realized
    gain on investments sold and securities sold short               11,753,437
  Net unrealized appreciation (depreciation) on:
    Investments                                                     (28,218,819)
    Short positions                                                   3,478,216
                                                                   ------------
         Total Net Assets                                          $204,322,977
                                                                   ------------
                                                                   ------------

Shares outstanding
    (250,000,000 shares of $.001 par value authorized)               18,783,713

Net Asset Value and Offering Price Per Share                             $10.88
                                                                         ------
                                                                         ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations
                                                                  For the
                                                                 Year Ended
                                                              August 31, 1998
                                                              ---------------
INVESTMENT INCOME:
  Interest income                                                $2,522,875
  Dividend income                                                 1,882,298
                                                               ------------
     Total investment income                                      4,405,173
                                                               ------------
EXPENSES:
  Investment advisory fee                                         2,373,999
  Distribution expense                                            2,373,999
  Administration fee                                                169,932
  Shareholder servicing and accounting costs                        166,019
  Custody fees                                                       51,782
  Federal and state registration                                     56,219
  Professional fees                                                  53,271
  Reports to shareholders                                            18,950
  Trustees' fees and expenses                                        16,681
  Amortization of organization costs                                 25,444
  Other                                                              26,333
                                                               ------------
     Total expenses before dividends on short positions           5,332,629
     Dividends on short positions                                     5,520
                                                               ------------
     Total expenses                                               5,338,149
                                                               ------------
     Net investment loss                                           (932,976)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on:
    Long transactions                                            24,306,352
    Short transactions                                              719,783
  Change in unrealized appreciation/depreciation on:
    Investments                                                 (56,652,794)
    Short positions                                               4,528,897
                                                               ------------
  Net realized and unrealized loss on investments               (27,097,762)
                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(28,030,738)
                                                               ------------
                                                               ------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
                                              For the               For the
                                             Year Ended            Year Ended
                                          August 31, 1998       August 31, 1997
                                          ---------------       ---------------
OPERATIONS:
  Net investment loss                        $  (932,976)         $  (612,622)
  Net realized gain:
      Long transactions                       24,306,352           25,164,729
      Short transactions                         719,783              432,004
  Change in unrealized
    appreciation/depreciation on:
      Investments                            (56,652,794)          26,645,062
      Short positions                          4,528,897           (1,170,245)
                                            ------------         ------------
  Net increase (decrease) in
    net assets resulting from operations     (28,030,738)          50,458,928
DISTRIBUTIONS TO SHAREHOLDERS
    FROM NET REALIZED GAINS                  (35,837,667)         (10,206,993)
                                            ------------         ------------
  Net increase in net assets from
      Fund share transactions (Note 6)        92,589,749           26,344,944
                                            ------------         ------------
TOTAL INCREASE IN NET ASSETS                  28,721,344           66,596,879
NET ASSETS:
  Beginning of year                          175,601,633          109,004,754
                                            ------------         ------------
  End of year                              $ 204,322,977        $ 175,601,633
                                            ------------         ------------
                                            ------------         ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding for the Fund throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                      For the Period
                                                               For the              For the      September 21, 1995+<F8>
                                                             Year Ended            Year Ended            through
                                                           August 31, 1998      August 31, 1997      August 31, 1996
                                                          ----------------      ---------------    -------------------
NET ASSET VALUE - BEGINNING OF PERIOD                          $14.79                 $11.21                 $10.00
                                                              -------                -------                -------
INVESTMENT OPERATIONS:
  Net investment loss                                           (0.06)1<F11>           (0.05)                 (0.07)
  Net realized and unrealized
    gain (loss) on investments                                  (0.95)                  4.66                   1.29
                                                              -------                -------                -------
          Total from investment operations                      (1.01)                  4.61                   1.22
                                                              -------                -------                -------
DISTRIBUTIONS:
  From net realized gain on investments                         (2.90)                 (1.03)                 (0.01)
                                                              -------                -------                -------

NET ASSET VALUE - END OF PERIOD                                $10.88                 $14.79                 $11.21
                                                              -------                -------                -------
                                                              -------                -------                -------

TOTAL RETURN:++<F9>                                            (9.33)%                 43.61%                 12.22%

Ratios (to average net assets)/Supplemental Data:
  Expenses                                                      2.25%                  2.38%                  2.43%*<F10>
  Net investment loss                                         (0.39)%                (0.45)%                (0.68)%*<F10>
Portfolio turnover rate                                       187.44%                164.92%                139.77%*<F10>
Net assets at end of period (000 omitted)                    $204,323               $175,602               $109,005

+<F8>      Commencement of Operations.
++<F9> Total returns do not reflect any deferred sales charge. The total return for the period September 21, 1995 through August 31, 1996 has not been annualized.
*<F10>  Annualized.
1<F11> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Distributions are declared annually in December.

     Deferred Organization Costs. Costs incurred by the Fund in connection with its organization, aggregating $125,396, have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $199,457 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended August 31, 1998, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

        Purchases                            $394,146,296
        Sales                                 347,058,431

  The following balances for the Fund are as of August 31, 1998:

         Cost for        Net Tax Basis    Tax Basis Gross    Tax Basis Gross
      Federal Income      Unrealized         Unrealized         Unrealized
       Tax Purposes      Depreciation       Appreciation       Depreciation
       ------------      ------------      --------------    ---------------
       $212,967,408      $(28,482,199)       $2,771,340       $(31,253,539)

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At August 31, 1998, the Fund had 3.0% of its net assets in short positions.

     Equity Contracts. The Board of Trustees has authorized the Fund to enter into an equity swap contract with a major broker/dealer which allows the Fund to receive from the counterparty any appreciation and dividends paid on a basket of securities and pay the counterparty LIBOR rate plus 75 basis points based on the notional amount of the contract as well as any depreciation on the respective basket of securities.

     Fluctuations in the value of the open contract is recorded daily as net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. This contract is scheduled to terminate on November 5, 1998. However, either party may terminate the contract earlier under certain conditions.

     Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The credit risk to the Fund is limited to the net unrealized gain by counterparty, if any, on the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

     On August 31, 1998, the Fund entered into the following contract at the close of trading with a major broker/dealer with a notional amount of $25,709,531 consisting of the following basket of equity securities:

          Security               Shares        Security          Shares
          --------               ------        --------          ------
          Marine Drilling Co.   309,500       Quantum Corp.      285,000
          AK Steel Holding      229,500       Reebok Intl. Ltd.  205,000
          Brunswick Corp.       417,000       RadiSys Corp.      210,000
          Teradyne Inc.         253,500

     The Fund had short-term U.S. government obligations designated equal to, or in excess of, the notional amount of its open contract.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended August 31, 1998, the Fund incurred investment management fees of $2,373,999.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLAN. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995, under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Amounts paid under the 12b-l Plan may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plan is 1.00% per annum of the Fund's average daily net assets. For the year ended August 31, 1998, fees accrued by the Fund pursuant to the 12b-1 Plan were $2,373,999.

     During the year ended August 31, 1998, the Fund paid total brokerage commissions of $380,342 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At August 31, 1998, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of the Fund:

                                                 Year Ended                   Year Ended
                                              August 31, 1998              August 31, 1997
                                          -----------------------      -----------------------
                                            Shares        Amount         Shares        Amount
                                          ----------    ----------     ----------    ----------
                                                                                     <C
  Shares sold                              6,685,402   $94,858,849     1,707,526    $21,552,725
  Shares issued to shareholders in
    reinvestment of distributions          2,833,901    35,338,744       873,315     10,182,852
  Shares redeemed                         (2,610,356)  (37,607,844)     (432,096)    (5,390,633)
                                         -----------   -----------   -----------    -----------
  Net increase                             6,908,947   $92,589,749     2,148,745    $26,344,944
                                                       -----------                  -----------
                                                       -----------                  -----------
  SHARES OUTSTANDING:
  Beginning of period                     11,874,766                   9,726,021
                                         -----------                 -----------
  End of period                           18,783,713                  11,874,766
                                         -----------                 -----------
                                         -----------                 -----------


Report of Independent Auditors

To the Shareholders and Trustees of The Olstein Financial Alert Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of The Olstein Financial Alert Fund as of August 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned and securities sold short, as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Milwaukee, Wisconsin
October 2, 1998


                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                              -------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                 -------------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                       DIVIDEND PAYING AGENT, SHAREHOLDER
                          SERVICING AGENT & CUSTODIAN
                      -----------------------------------
                             Firstar Trust Company
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53201

                                 LEGAL COUNSEL
                                 --------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                             ---------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113